UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : February 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On February 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on February 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  February 26, 2004        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders February 25, 2004

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  February 25, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 February 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     134,100,000.00    134,100,000.00   2,320,423.37      226,852.50    2,547,275.87   0.00          0.00      131,779,576.63
AF_2      25,800,000.00     25,800,000.00           0.00       57,405.00       57,405.00   0.00          0.00       25,800,000.00
AF_3      66,700,000.00     66,700,000.00           0.00      181,201.67      181,201.67   0.00          0.00       66,700,000.00
AF_4      93,200,000.00     93,200,000.00           0.00      350,276.67      350,276.67   0.00          0.00       93,200,000.00
AF_5       8,500,000.00      8,500,000.00           0.00       34,920.83       34,920.83   0.00          0.00        8,500,000.00
AF_6      36,500,000.00     36,500,000.00           0.00      129,879.17      129,879.17   0.00          0.00       36,500,000.00
AV_1      95,000,000.00     95,000,000.00   1,146,846.82      122,022.22    1,268,869.04   0.00          0.00       93,853,153.18
AV_2     331,070,000.00    331,070,000.00   4,238,088.64      431,494.57    4,669,583.21   0.00          0.00      326,831,911.36
M_1       59,370,000.00     59,370,000.00           0.00       95,321.83       95,321.83   0.00          0.00       59,370,000.00
M_2       33,250,000.00     33,250,000.00           0.00       67,515.97       67,515.97   0.00          0.00       33,250,000.00
M_3       19,000,000.00     19,000,000.00           0.00       42,169.44       42,169.44   0.00          0.00       19,000,000.00
M_4       14,250,000.00     14,250,000.00           0.00       35,664.58       35,664.58   0.00          0.00       14,250,000.00
M_5       14,250,000.00     14,250,000.00           0.00       38,356.25       38,356.25   0.00          0.00       14,250,000.00
B         19,010,000.00     19,010,000.00           0.00       55,657.06       55,657.06   0.00          0.00       19,010,000.00
R                  0.00              0.00           0.00            0.00            0.00   0.00          0.00                0.00
TOTALS   950,000,000.00    950,000,000.00   7,705,358.83    1,868,737.76    9,574,096.59   0.00          0.00      942,294,641.17

X_IO     950,014,405.44    950,014,405.44           0.00    3,879,091.74    3,879,091.74   0.00          0.00      942,294,641.17
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1   152314HV5      1,000.00000000    17.30367912    1.69166667     18.99534579          982.69632088      AF_1        2.030000 %
AF_2   152314HW3      1,000.00000000     0.00000000    2.22500000      2.22500000        1,000.00000000      AF_2        2.670000 %
AF_3   152314HX1      1,000.00000000     0.00000000    2.71666672      2.71666672        1,000.00000000      AF_3        3.260000 %
AF_4   152314HY9      1,000.00000000     0.00000000    3.75833337      3.75833337        1,000.00000000      AF_4        4.510000 %
AF_5   152314HZ6      1,000.00000000     0.00000000    4.10833294      4.10833294        1,000.00000000      AF_5        4.930000 %
AF_6   152314JA9      1,000.00000000     0.00000000    3.55833342      3.55833342        1,000.00000000      AF_6        4.270000 %
AV_1   152314JB7      1,000.00000000    12.07207179    1.28444442     13.35651621          987.92792821      AV_1        1.360000 %
AV_2   152314JC5      1,000.00000000    12.80118597    1.30333334     14.10451932          987.19881403      AV_2        1.380000 %
M_1    152314JD3      1,000.00000000     0.00000000    1.60555550      1.60555550        1,000.00000000      M_1         1.700000 %
M_2    152314JE1      1,000.00000000     0.00000000    2.03055549      2.03055549        1,000.00000000      M_2         2.150000 %
M_3    152314JF8      1,000.00000000     0.00000000    2.21944421      2.21944421        1,000.00000000      M_3         2.350000 %
M_4    152314JG6      1,000.00000000     0.00000000    2.50277754      2.50277754        1,000.00000000      M_4         2.650000 %
M_5    152314JH4      1,000.00000000     0.00000000    2.69166667      2.69166667        1,000.00000000      M_5         2.850000 %
B      152314JJ0      1,000.00000000     0.00000000    2.92777801      2.92777801        1,000.00000000      B           3.100000 %
TOTALS                1,000.00000000     8.11090403    1.96709238     10.07799641          991.88909597

X_IO   N/A            1,000.00000000     0.00000000    4.08319255      4.08319255          991.87405557      X_IO        0.000000 %
----------------------------------------------------------------------------------------------      ----  -------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                             Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)     Distributions Allocable to Principal
                  Group I
                  Scheduled Monthly Payments                                                                          448,177.52
                  Curtailments                                                                                         40,976.86
                  Prepayments in Full                                                                               1,832,072.40
                  Loans Repurchased by Seller                                                                               0.00
                  Substitution Amounts                                                                                      0.00
                  Net Liquidation Proceeds                                                                                  0.00

                  Group II
                  Scheduled Monthly Payments                                                                          106,149.21
                  Curtailments                                                                                          6,452.45
                  Prepayments in Full                                                                               1,037,142.03
                  Loans Repurchased by Seller                                                                               0.00
                  Substitution Amounts                                                                                      0.00
                  Net Liquidation Proceeds                                                                                  0.00

                  Group III
                  Scheduled Monthly Payments                                                                          317,736.41
                  Curtailments                                                                                        411,145.56
                  Prepayments in Full                                                                               3,519,911.83
                  Loans Repurchased by Seller                                                                               0.00
                  Substitution Amounts                                                                                      0.00
                  Net Liquidation Proceeds                                                                                  0.00

                  Subordination Increase Amount                                                                             0.00
                  Excess Overcollateralization Amount                                                                  14,405.44

Sec. 7.09(iv)     Class Interest Carryover Shortfall
                  Class AF-1                                                                                                0.00
                  Class AF-2                                                                                                0.00
                  Class AF-3                                                                                                0.00
                  Class AF-4                                                                                                0.00
                  Class AF-5                                                                                                0.00
                  Class AF-6                                                                                                0.00
                  Class AV-1                                                                                                0.00
                  Class AV-2                                                                                                0.00
                  Class M-1                                                                                                 0.00
                  Class M-2                                                                                                 0.00
                  Class M-3                                                                                                 0.00
                  Class M-4                                                                                                 0.00
                  Class M-3                                                                                                 0.00
                  Class B                                                                                                   0.00

Sec. 7.09(v)      Class Principal Carryover Shortfall
                  Subordinate Certificates
                  Class M-1                                                                                                 0.00
                  Class M-2                                                                                                 0.00
                  Class M-3                                                                                                 0.00
                  Class M-4                                                                                                 0.00
                  Class M-5                                                                                                 0.00
                  Class B                                                                                                   0.00

Sec. 7.09(vi)     Aggregate Loan Balance of Each Group
                  Group I Beginning Aggregate Loan Balance                                                        364,800,803.41
                  Group I Ending Aggregate Loan Balance                                                           362,479,576.63

                  Group II Beginning Aggregate Loan Balance                                                       127,347,717.45
                  Group II Ending Aggregate Loan Balance                                                          126,197,973.76

                  Group III Beginning Aggregate Loan Balance                                                      457,865,884.58
                  Group III Ending Aggregate Loan Balance                                                         453,617,090.78

Sec. 7.09(vii)    Overcollateralization
                  Total Overcollateralization Amount                                                                        0.00
                  Total Required Overcollateralization Amount                                                               0.00

Sec. 7.09(viii)   Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)     Substitution Amounts
                  Group I                                                                                                   0.00
                  Group II                                                                                                  0.00
                  Group III                                                                                                 0.00

Sec. 7.09(ix)     Loan Purchase Price Amounts
                  Group I                                                                                                   0.00
                  Group II                                                                                                  0.00
                  Group III                                                                                                 0.00

Sec. 7.09(x)      Weighted Average Net Coupon Rate
                  Group I                                                                                               7.4597 %
                  Group II                                                                                              6.3476 %
                  Group III                                                                                             7.3175 %

Sec. 7.09(xi)     Monthly Remittance Amount
                  Group I                                                                                           4,589,316.56
                  Group II                                                                                          1,823,701.68
                  Group III                                                                                         7,041,167.51

Sec. 7.09(xi)     Weighted Average Gross Margin
                  Group II Loans                                                                                        7.0838 %
                  Group III Loans                                                                                       8.1336 %

Sec. 7.09(xiv)    Largest Loan Balance
                  Group I                                                                                             810,451.60
                  Group II                                                                                            328,790.55
                  Group III                                                                                           703,240.32

Sec. 7.09(xv)     Basic Principal Amount
                  Group I                                                                                           2,321,226.78
                  Group II                                                                                          1,149,743.69
                  Group III                                                                                         4,248,793.80

Sec. 7.09(xvi)    Net Wac Cap Carryover Paid
                  Group I                                                                                                   0.00
                  Group II                                                                                                  0.00
                  Group III                                                                                                 0.00
                  Subordinate                                                                                               0.00

Sec. 7.09(xvi)    Remaining Net Wac Cap Carryover
                  Group I                                                                                                   0.00
                  Group II                                                                                                  0.00
                  Group III                                                                                                 0.00
                  Subordinate                                                                                               0.00

Sec. 7.09(xviii)  Net Wac Cap
                  Group I Net WAC Cap                                                                                     7.46 %
                  Group II Net WAC Cap                                                                                    5.60 %
                  Group III Net WAC Cap                                                                                   6.46 %
                  Subordinate Net WAC Cap                                                                                 6.28 %

Sec. 7.09(xix)    Applied Realized Loss Amounts
                  Subordinate Certificates
                  Class M-1                                                                                                 0.00
                  Class M-2                                                                                                 0.00
                  Class M-3                                                                                                 0.00
                  Class B                                                                                                   0.00

Sec. 7.09(xx)     Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies
                   Group 1
                                                             Principal
                   Period                Number                Balance              Percentage
                  30-59 days                     34             2,698,357.67                  0.74 %
                  60-89 days                      1               150,000.00                  0.04 %
                  90+days                         0                     0.00                  0.00 %
                  Total                      35                 2,848,357.67                  0.78 %
                   Group 2
                                                             Principal
                   Period                Number                Balance              Percentage
                  30-59 days                      4               459,027.73                  0.36 %
                  60-89 days                      1               103,844.77                  0.08 %
                  90+days                         0                     0.00                  0.00 %
                  Total                       5                   562,872.50                  0.44 %
                   Group 3
                                                             Principal
                   Period                Number                Balance              Percentage
                  30-59 days                     49             4,796,155.67                  1.06 %
                  60-89 days                      2               216,989.69                  0.05 %
                  90+days                         0                     0.00                  0.00 %
                   Total                         51             5,013,145.36                  1.11 %
                   Group Totals
                                                             Principal
                   Period                Number                Balance              Percentage
                  30-59 days                     87             7,953,541.07                  0.84 %
                  60-89 days                      4               470,834.46                  0.05 %
                  90+days                         0                     0.00                  0.00 %
                   Total                         91             8,424,375.53                  0.89 %

Sec. 7.09(b)(ii)  Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                   Group 1
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %
                   Group 2
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %
                   Group 3
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %

Sec. 7.09(b)(iii) Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                   Group 1
                                        Principal
                   Number               Balance                Percentage
                             5              368,711.72                  0.10 %
                   Group 2
                                        Principal
                   Number               Balance                Percentage
                             1               98,688.26                  0.08 %
                   Group 3
                                        Principal
                   Number               Balance                Percentage
                             4              540,464.51                  0.12 %
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                            10            1,007,864.49                  0.11 %

Sec. 7.09(b)(iii) Balloon Loans
                  Number of Balloon Loans                                                                                  50.00
                  Balance of Balloon Loans                                                                          2,630,939.19

Sec. 7.09(b)(iv)  Number and Aggregate Principal Amounts of REO Loans
                   Group 1
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %
                   Group 2
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %
                   Group 3
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                             0                    0.00                  0.00 %

Sec. 7.09(b)(v)   Book Value of REO Loans
                  Group I                                                                                                   0.00
                  Group II                                                                                                  0.00
                  Group III                                                                                                 0.00

Sec. 7.09(b)(vi)  Realized Losses
                  Group I:
                  Monthly Realized Losses                                                                                   0.00
                  Cumulative Realized Losses                                                                                0.00
                  Group II:
                  Monthly Realized Losses                                                                                   0.00
                  Cumulative Realized Losses                                                                                0.00
                  Group III:
                  Monthly Realized Losses                                                                                   0.00
                  Cumulative Realized Losses                                                                                0.00

Sec. 7.09(b)(vii) Net Liquidation Proceeds
                  Group I                                                                                                   0.00
                  Group II                                                                                                  0.00
                  Group III                                                                                                 0.00

Sec. 7.09(b)(viii 60+ Delinquency Percentage (Rolling Three Month)                                                      0.0500 %

Sec. 7.09(b)(ix)  Cumulative Loss Percentage                                                                              0.00 %
                  Cumulative Realized Losses Since Cut-Off Date                                                             0.00
                  Aggregate Loan Balance as of the Cut-Off Date                                                   950,014,405.44

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?                                                                               NO

                  1-Month LIBOR for Current Distribution Date                                                          1.10000 %

                               Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


